United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934
October 17, 2005
(Date of Report)
Sun Oil & Gas Corp.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

1177 West Hastings Street, Suite 1750, Vancouver BC, Canada (Address of principal executive offices)	V6E 2K3 (Zip Code)
(604) 683-2220
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Note: This amendment amends and restates the Current Report on Form 8-K filed on October 21, 2005.
Item 1.01 Entry into a Material Definitive Agreement.
     On October 17, 2005, Sun Oil & Gas Corp. (the “Registrant”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with EH&P Investments, John D. Swain, Fred Holcapek, PH Holding Group, Ma Cheng Ji, Zhou Wei, Zeng Xiu Lan, Gu Xiao Dong, Jacksonville Management Ltd., Colin Wilson, Alliance Capital Management, Inc., Hanzhong Fang and China U.S. Bridge Capital, Ltd. There were no material relationships between the Registrant or its affiliates and any of the parties to the Stock Purchase Agreement, other than in respect of the Stock Purchase Agreement.
     Pursuant to the terms and conditions of the Stock Purchase Agreement, Hanzhong Fang and China U.S. Bridge Capital, Ltd. (together, the “Buyers”) acquired from EH&P Investments, John D. Swain, Fred Holcapek, PH Holding Group, Ma Cheng Ji, Zhou Wei, Zeng Xiu Lan, Gu Xiao Dong, Jacksonville Management Ltd., Colin Wilson, Alliance Capital Management, Inc. (collectively, the “Sellers”) approximately 74.3% of the issued and outstanding shares of common stock of the Registrant (the “Transaction”). A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.01 Changes in Control of Registrant.
     The Buyers acquired control of the Registrant on October 17, 2005. The Buyers acquired control by purchasing approximately 74.3% of the issued and outstanding shares of common stock of the registrant directly from the Sellers on the terms and conditions set forth in the Stock Purchase Agreement. The Buyers paid an aggregate of $600,000 for the shares of common stock acquired by them pursuant to the Stock Purchase Agreement. Mr. Fang used his personal funds to purchase the 21,582,415 shares he acquired, and China U.S. Bridge Capital, Ltd. used its working capital to fund the purchase of the 2,398,046 shares that it acquired.
     Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the “Board of Directors”) may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.
     Immediately prior to the closing of the Transaction, Peter G. Wilson served as the sole member of the Board of Directors. Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, (1) the Buyers’ nominee, Zhenggang Wang, was appointed to the Board of Directors, (2) Peter G. Wilson tendered an undated resignation from the Board of Directors, with the understanding that such resignation would be accepted at a future date, to be determined by the Buyers, after the closing of the Transaction, and (3) the parties agreed to appoint the Buyers’ nominee, Jimei Liu, to the Board of Directors at a future date to be determined by the Buyers.
     The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the change in control effected by the Transaction. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.
     Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 2 and 3 of Part I; Items 5, 6, 7 and 8 of Part II; and Item 13 of Part III of the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended January 31, 2005, as well as the information contained in Items 1 and 2 of Part I and Items 1, 2 and 6 of Part II of the Registrant’s Quarterly Report on Form 10-QSB for the quarter ended July 31, 2005, is hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.
     Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information, as of October 20, 2005, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

	Amount and Nature
	of Beneficial	Percentage of
Name and Address of Beneficial Owner (1)	Ownership	Common Stock
Hanzhong Fang (2)	21,582,415	66.89%
14/F, People Tower, Shennan Road,
Shenzhen, P.R. China 518000

China U.S. Bridge Capital, Ltd. (2)	2,398,046	7.43%
Suite 05B, 15th Floor
Convention Plaza, Office Tower #1
Harbour Road, Wan Chai
Hong Kong, P.R. China

Zhenggang Wang	0	—

Peter G. Wilson	0	—

Jian Liu	0	—

Jimei Liu	0	—

All directors and executive officers as a group (3 persons)	0	—

     (1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Percentages of less than one percent have been omitted from the table.
     (2) Hanzhong Fang and China U.S. Bridge Capital, Ltd. may be deemed to be the beneficial owners of each others securities on account of the terms and conditions of the Stock Purchase Agreement. However, pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, Hanzhong Fang and China U.S. Bridge Capital, Ltd. hereby disclaim beneficial ownership of each other’s securities.
     Change in Control Arrangements
     With the completion of the Transaction, there are currently no arrangements that would result in a change in control of the Registrant.
     Directors, Executive Officers, Promoters and Control Persons
     Zhenggang Wang, Director, Chairman of the Board and Chief Executive Officer
     Information about Mr. Wang is set forth below in Item 5.02 of this Current Report on Form 8-K under “Appointment of Zhenggang Wang to the Board of Directors.”
     Peter G. Wilson, Director
     From 1993 to 1996, Mr. Wilson, age 37, was vice president of Samoth Equity Corporation (SCF-TSE Listed Company) in Vancouver, B.C. Samoth Equity Corporation a wholly owned subsidiary specializing in project structure, finance and syndication of large hotel portfolios, multi-family real estate projects and participating development loans throughout North America. In 1996, Mr. Wilson became the principal of Sterling Grant Capital Inc., a private company specializing in corporate development, financing and senior management services to public companies. Also, in 1996, Mr. Wilson joined Samoth Capital Corp., as a director of investor relations. Samoth Capital is a real estate merchant banking company operating in both the US and Canada. In 1998, Mr. Wilson joined International PetroReal Oil Corporation as vice president and director where he is still a director and vice president.
     Except as previously set forth, Mr. Wilson does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Wilson and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Wilson (or any member of his immediate family) had or is to have a direct or indirect material interest.
     Jimei Liu, Director Nominee
     Ms. Liu, age 34, is a nominee to join the Board of Directors, as described above. Ms. Liu currently serves as the senior manager of the human resources and administration department of Yong Xin Digital Technology Company Limited, a position she assumed in January 2005. Prior to that, from 2000 until December 2004, Ms. Liu served in a variety of supervisory positions with UTStarcom (China) Co., Ltd., including senior business human relations manager and national recruiting manager. From 1996 to 2000, Ms. Liu was a human resources supervisor for Tinghsin Food Group.
     Ms. Liu does not hold any other directorships with reporting companies in the United States. There are no family relationships between Ms. Liu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions to which the Registrant was a party in which Ms. Liu (or any member of her immediate family) had a direct or indirect material interest. The Registrant is currently engaged in preliminary discussion with Yong Xin Digital Technology Company Limited concerning the potential merger of the companies. At this time, the companies have not entered into a letter of intent, and they do not have any other formal understanding or agreement between them concerning the proposed merger. By virtue of her service as a director of the Registrant and her employment as a senior manager with Yong Xin Digital Technology Company Limited, under the federal securities laws of the U.S., Ms. Liu may be deemed to have an indirect material interest in the proposed merger. At this time, the amount of this interest is unquantifiable.
     Jian Liu, Chief Financial Officer
     Information about Mr. Liu is set forth below in Item 5.02 of this Current Report on Form 8-K under “Appointment of Zhenggang Wang as Chairman and Chief Executive Officer and Jian Liu as Chief Financial Officer.”
     Executive Compensation
     Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the fiscal years ended January 31, 2004, 2003 and 2002, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

			Annual Compensation				Long Term Compensation
						Restricted		LTIP
					Other Annual	Stock	Options/	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	($)	Compensation
Peter G.	President	2004	$40,000	0	0	0	0	0	0
Wilson	CEO	2003	$0	0	0	0	0	0	0
		2002	$0	0	0	0	0	0	0
Gary	Former	2004	$40,000	0	0	0	0	0	0
Cambell	President	2003	$0	0	0	0	0	0	0
		2002	$0	0	0	0	0	0	0
Kevin Polis	Former	2004	$0	0	0	0	0	0	0
	President	2003	$0	0	0	0	0	0	0
		2002	$0	0	0	0	0	0	0

			Annual Compensation			Long Term Compensation
Mark Zouvas	Former	2004	—	—	—	—	—	—	—
	President	2003	—	—	—	—	—	—	—
		2002	$165,000	0	0	0	0	0	0
     To date, no compensation has been awarded to, earned by or paid to either Mr. Liu or Mr. Wang, in their respective capacities as chief financial officer and chairman of the board and chief executive officer of the Registrant, respectively.
     Director Compensation
     The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.
     Certain Relationships and Related Transactions
     Except as otherwise disclosed herein in the biographical information for Mr. Wang, Ms., Liu and Mr. Liu, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.
     Indemnification of Directors and Officers
     The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Appointment of Zhenggang Wang to the Board of Directors
     Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on October 17, 2005, Zhenggang Wang was appointed to the Board of Directors.
     Mr. Wang, aged 37, is the founder, chairman and chief executive officer of Yong Xin Digital Technology Company Limited, a holding company established in 2005 for the purpose of holding Zhejiang Province Yiwu City Yong Xin Telecommunication Company Limited and Zhejiang Province Hangzhou City Wang Da Electronics Company Limited, both of which are based in China. Mr. Wang established Zhejiang Province Yiwu City Yong Xin Telecommunication Company Limited in 1997, and he serves as its chairman and chief executive officer. The company’s main operating business is distributing facsimile machines and cord telephones. In May 1999, Mr. Wang established Zhejiang Province Hangzhou City Wang Da

Electronics Company Limited, which is in the business of distributing cellular telephone phones. Mr. Wang is the chairman and chief executive officer of such company.
     Mr. Wang does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Wang and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions to which the Registrant was a party in which Mr. Wang (or any member of his immediate family) had a direct or indirect material interest. The Registrant is currently engaged in preliminary discussion with Yong Xin Digital Technology Company Limited concerning the potential merger of the companies. At this time, the companies have not entered into a letter of intent, and they do not have any other formal understanding or agreement between them concerning the proposed merger. By virtue of his service as a director and executive officer of the Registrant and his ownership of and his service as chief executive officer and chairman of the board of Yong Xin Digital Technology Company Limited, under the federal securities laws of the U.S., Mr. Wang may be deemed to have a material interest in the proposed merger. At this time, the amount of this interest is unquantifiable.
     Departure of Peter G. Wilson as President
     Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on October 17, 2005, Peter G. Wilson resigned as the President of the Registrant.
     Appointment of Zhenggang Wang as Chairman and Chief Executive Officer and Jian Liu as Chief Financial Officer
     Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, on October 17, 2005, the Registrant appointed (1) Zhenggang Wang as its Chairman and Chief Executive Officer and (2) Jian Liu as its Chief Financial Officer. There are no employment agreements between the Registrant and Zhenggang Wang or Jian Liu.
     Zhenggang Wang
     Information about Mr. Wang is set forth above under “Appointment of Zhenggang Wang to the Board of Directors.”
     Jian Liu
     Mr. Liu, aged 33, is the chief financial officer of Yong Xin Digital Technology Company Limited, a position he has held since 2002. Yong Xin Digital Technology Company Limited is an electronic products distribution company located in China. Prior to that, from 1998 to 2002, Mr. Liu was the chief financial officer of Beijing Liao Hua Group, a Chinese company that produces steel products.
     Mr. Liu does not hold any directorships with reporting companies in the United States. There are no family relationships between Mr. Liu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions to which the Registrant was a party in which Mr. Liu (or any member of his immediate family) had a direct or indirect material interest. The Registrant is currently engaged in preliminary discussion with Yong Xin Digital Technology Company Limited concerning the potential merger of the companies. At this time, the companies have not entered into a letter of intent, and they do not have any other formal understanding or agreement between them concerning the proposed merger. By virtue of his service as chief financial officer of the Registrant and his ownership of and his service as chief financial officer of Yong Xin Digital Technology Company Limited, under the federal securities laws of the U.S., Mr. Liu may be deemed to have an indirect material interest in the proposed merger. At this time, the amount of this interest is unquantifiable.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 10.1*	Stock Purchase Agreement, dated as of October 17, 2005, by and among Sun Oil & Gas, Inc., EH&P Investments, John D. Swain, Fred Holcapek, PH Holding Group, Ma Cheng Ji, Zhou Wei, Zeng Xiu Lan, Gu Xiao Dong, Jacksonville Management Ltd., Colin Wilson, Alliance Capital Management, Inc., Hanzhong Fang and China U.S. Bridge Capital, Ltd.

* Previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2005	SUN OIL & GAS CORP.

/s/ Zhenggang Wang

Zhenggang Wang
Chairman of the Board &
Chief Executive Officer